SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 2, 2012

STURM, RUGER & COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

ONE LACEY PLACE, SOUTHPORT, CONNECTICUT     06890

(Address of Principal Executive Offices)                                   (Zip Code)

Registrant’s telephone number, including area code (203) 259-7843

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders on May 2, 2012, the shareholders voted on the following three proposals and cast their votes as described below.

Proposal 1

The individuals listed below were elected at the Annual Meeting to serve a one-year term on the Company’s Board of Directors.

	Votes For	Votes Withheld	Non Votes

C. Michael Jacobi	12,574,176	442,050	3,661,742
John A. Cosentino, Jr.	12,778,934	237,292	3,661,742
James E. Service	12,758,241	257,985	3,661,742
Amir P. Rosenthal	12,653,837	362,389	3,661,742
Ronald C. Whitaker	12,907,562	108,664	3,661,742
Phillip C. Widman	12,908,225	108,001	3,661,742
Michael O. Fifer	12,781,846	234,380	3,661,742

Proposal 2

Proposal 2 was a management proposal to ratify the appointment of McGLadrey & Pullen LLP as the Company’s independent registered public accounting firm for 2012, as described in the proxy materials. This proposal was approved.

Votes For	Against	Abstain

16,627,397	33,698	15,873

Proposal 3

Proposal 3 was a management proposal to hold an advisory vote on executive compensation, as described in the proxy materials. This proposal was approved.

Votes For	Against	Abstain	Non Votes

12,535,896	277,783	202,547	3,661,742

Item 8.01.      Other Events

The transcript of the Annual Meeting of Shareholders held on May 2, 2012 is included as Exhibit 99.1 to this Report on Form 8-K.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 8.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The disclosure of the transcript of the Annual Meeting of Shareholders held on May 2, 2012 on this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report (including the exhibit) that is required to be disclosed by Regulation FD.

The text included with this Report on Form 8-K is available on our website located at www.ruger.com/corporate, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Report on Form 8-K (including the exhibit) may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding market demand, sales levels of firearms, anticipated castings sales and earnings, the need for external financing for operations or capital expenditures, the results of pending litigation against the Company, the impact of future firearms control and environmental legislation, and accounting estimates.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made.  The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date such forward-looking statements are made or to reflect the occurrence of subsequent unanticipated events.

Exhibit No.

Description

99.1                Transcript of the Annual Meeting of Shareholders held on May 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

By:  S/THOMAS A. DINEEN

        Name:

Thomas A. Dineen

        Title:

Principal Financial Officer,

Principal Accounting Officer,

Treasurer and Chief Financial

Officer

Dated:  May 4, 2012